THE
PRUDENTIAL
MEDLEY PROGRAM




[GRAPHIC OMITTED]








SEMI-ANNUAL REPORT TO
PARTICIPANTS


JUNE 30, 2000












                                           [LOGO]   PRUDENTIAL
                                                    THE PRUDENTIAL INSURANCE
                                                    COMPANY OF AMERICA
                                                    751 BROAD STREET
                                                    NEWARK, NJ 07102-3777


                                                    PRUCO LIFE INSURANCE COMPANY
                                                    213 WASHINGTON STREET
                                                    NEWARK, NJ  07102-2992





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


================================================================================

                          THE PRUDENTIAL MEDLEY PROGRAM

                 Average Annual Total Return as of June 30, 2000

                                        Six       One      Five      Ten      Inception
                                     Months(6)    Year     year      year       Date
                                     ---------    ----     ----      ----     ---------
VCA-10 CAPITAL GROWTH ACCOUNT

Without Sales Charge(1)                -0.41%    -9.43%   12.48%    12.89%      8/82
With Maximum Sales Charge(2)           -7.65%   -15.67%   12.07%    12.80%      8/82

VCA-11 MONEY MARKET ACCOUNT(3)

Without Sales Charge(1)                 2.64%     4.98%    4.79%     4.50%      8/82
With Maximum Sales Charge(2)           -4.48%    -1.13%    4.36%     4.43%      8/82
The current seven-day yield on
  June 30, 2000 was 5.78%

VCA-24(4)

WITHOUT SALES CHARGE(1)
Diversified Bond Account                2.45%     3.01%    5.16%     6.97%      5/83
Government Income Account               4.04%     3.56%    5.01%     6.61%      5/89
Conservative Balanced Account           0.96%     3.14%    9.66%     9.23%      5/83
Flexible Managed Account                0.23%     0.99%    11.3%    10.79%      5/83
Stock Index Account(5)                 -0.91%     6.16%   22.48%    16.49%     10/87
Equity Account                         -5.85%    -8.65%   13.23%    13.54%      5/83
Global Account                         -1.35%    32.78%   18.90%    12.63%      9/88

WITH MAXIMUM SALES CHARGE(2)
Diversified Bond Account               -4.56%    -3.01%    4.82%     6.96%      5/83
Government Income Account              -2.96%    -2.45%    4.68%     6.61%      5/89
Conservative Balanced Account          -6.09%    -2.90%    9.35%     9.21%      5/83
Flexible Managed Account               -6.82%    -5.06%   11.00%    10.77%      5/83
Stock Index Account(5)                 -7.97%     0.11%   22.27%    16.47%     10/87
Equity Account                        -13.01%   -14.81%   12.89%    13.49%      5/83
Global Account                         -8.35%    26.77%   18.70%    12.63%      9/88


These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source:
     Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3) For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they became part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

(6)  Six month returns are not annualized.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
I   Letter to Medley Participants .......................................     3
    Market Commentary ...................................................     4
II  VCA-10 Capital Growth Account .......................................     8
    Financial Statements ................................................    10
III VCA-11 Money Market Account .........................................    17
    Financial Statements ................................................    19
IV  The Prudential Series Fund, Inc. VCA-24 .............................    26
    Diversified Bond Portfolio ..........................................    27
    Government Income Portfolio .........................................    29
    Conservative Balanced Portfolio .....................................    31
    Flexible Managed Portfolio...........................................    33
    Stock Index Portfolio ...............................................    35
    Equity Portfolio ....................................................    37
    Global Portfolio.....................................................    39
V   The Prudential Series Fund, Inc.
    Financial Statements ................................................    A1
    Schedule of Investments..............................................    B1
    Notes to Financial Statements........................................    C1
    Financial Highlights ................................................    D1
    Report of Independent Accountants....................................    E1

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 1999, please call the telephone number on the back of this report.










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LETTER TO CONTRACT OWNERS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



DEAR CONTRACT OWNER:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

MAINTAIN A LONG-TERM OUTLOOK
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

DIVERSIFICATION IS KEY
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

RELY ON YOUR FINANCIAL PROFESSIONAL
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

EQUITY COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.

Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

         S&P/      S&P/       Russel    Russell     MSCI       MSCI      MSCI
  S&P    BARRA     BARRA      2000      2000      World Free   Europe    Japan
  500    Value     Growth     Value     Growth     Index*      Index*    Index*

-0.43%   -4.07%     2.63%     5.85%      1.23%      -2.56%      -3.08%   -5.37%

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.


*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

IFS-200001-A050472

EQUITY OUTLOOK
--------------------------------------------------------------------------------
June 30, 2000


Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

NOTE: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Performance of U.S. Market Sectors Through June 30, 2000

Year to Date


[GRAPH]

                     Capital               Communication     Basic      Consumer                Consumer
Technology   Energy   Goods    Utilities    Services       Materials   Cyclicals   Healthcare   Staples   Financials  Transportation

  3.0%        4.7%    -1.2%      15.3%       -15.1%         -24.8%      -18.9%       23.7%        -2.4%     -0.5%        5.0%


S&P 500 Index Sector Weightings

[GRAPH]

Technology 32.8%
Financials 12.7%
Healthcare 11.6%
Consumer Staples 10.3%
Consumer Cyclicals 7.4%
Capital Goods 8.0%
Communication Services 6.8%
Energy 5.4%
Basic Materials 1.9%
Utilities 2.5%
Transportation 0.6%


Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

BOND COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000


A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

Performance of Fixed-Income Market Indexes Through June 30, 2000


      Global            U.S. Mortgage-    Emerging                    U.S. Aggregate    U.S. Corp.                    U.S. Corporate
(U.S. dollar) Index   Backed Securities   Markets   U.S. Treasuries     Index        Invest. Grade   U.S. Municipals   High Yield
       -0.08%                3.67%         7.59%         5.37%            3.99%          2.68%            4.48%           -1.21%


Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


IFS-200001-A050472

BOND OUTLOOK 2000
--------------------------------------------------------------------------------
June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------

The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

IFS-200001-A050472

VCA-11 MONEY MARKET ACCOUNT
JUNE 30, 2000

INVESTMENT GOAL
Current income consistent with preservation of capital and liquidity.

TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


                                    [CHART]


1 The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

2 The Salomon Brothers 3-month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

3    Six month returns are not annualized.


PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
THROUGH JUNE 30, 2000(3)     SIX MONTHS   1-YEAR   3-YEAR   5-YEAR   10-YEAR
--------------------------   ----------   ------   ------   ------   -------
MONEY MARKET ACCOUNT(1)           2.64%    4.98%    4.76%    4.79%     4.50%
--------------------------------------------------------------------------------
SALOMON BROTHERS T-BILLS(2)       2.79%    5.31%    5.09%    5.19%     4.95%
--------------------------------------------------------------------------------

Money Market Account inception date: 8/82:

The six months that ended on June 30, 2000 were ripe with attractive opportunities to invest in money market securities. The Federal Reserve repeatedly increased short-term interest rates, which pushed money market yields sharply higher. Our investment strategy enabled the Account to benefit from this trend.

The Account returned 2.64% for the six months, compared with 2.79% on the Salomon Brothers Three-Month Treasury Bill Index. On June 30, 2000, the Account's seven-day current yield was 5.78%.

PERFORMANCE REVIEW
--------------------------------------------------------------------------------
The Fed's short-term rate hikes have led to higher yields on money market funds, but yields on long-term U.S. Treasuries have fallen amid a shrinking supply of these securities. Therefore, net yields on money market funds have generally reached levels that are comparable with yields on long-term Treasuries.

STRATEGY SESSION
--------------------------------------------------------------------------------
ADJUSTABLE-RATE SECURITIES ENHANCED OUR PERFORMANCE. As we discussed in our previous letter, the Account has sizeable holdings of adjustable-rate securities, most of which carry coupon rates that adjust periodically based on London Interbank Offered Rates (LIBORs). The difference between the coupon rate and LIBOR is called the "yield spread."

Banks and corporations had issued adjustable-rate securities in 1999 with unusually high "yield spreads" to attract investors. Normally, these securities would have been issued toward the end of the year. In 1999, however, they were issued well before year-end. This was done because banks and corporations wanted to avoid any complications that might have occurred if computers malfunctioned when switching their internal dates from 1999 to 2000.

After the change of year proceeded smoothly, yield spreads on adjustable-rate securities began to decline toward historical norms. This trend enhanced the Account's relative performance.

WAITING FOR MONEY MARKET YIELDS TO RISE. In January 2000, investors anticipated further moves by the Federal Reserve, which had already engineered three short-term rate hikes in 1999 to keep the U.S. economy from growing too fast and boosting inflationary pressures. However, the central bank was expected to tighten monetary policy further because the economy continued to expand rapidly as 2000 progressed.

We positioned the Account to have the flexibility to avoid purchasing longer-term money market securities until after short-term rates rose to levels commensurate with our expectations for tighter monetary policy. The Account's weighted average maturity (WAM), which was longer than that of its competitive average early in the year, was gradually allowed to shorten. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates.) Shortening the WAM enabled the Account to have greater flexibility to buy money market securities when sharply higher yields became available.

FED'S BOLD INFLATION-FIGHTING TACTICS. Money market yields climbed as the Fed increased short-term rates by a quarter of a percentage point in February and March 2000. They continued to climb in April and May on expectations that the Fed would tighten monetary policy again when it met on May 16. Indeed on that date, the central bank raised short-term rates half of a percentage point--its largest increase in more than five years. A statement issued by the Fed after this meeting seemed to indicate that it might continue to hike rates.

We believed the central bank would take a respite from raising rates until August 2000, when it would probably resume its efforts to curb economic growth. Therefore in May, we purchased securities maturing in one to three months so that we would have plenty of cash on hand to buy higher yielding securities that might be available in August.

It's always difficult to predict when interest rates will peak. In hindsight, we should have bought longer-term money market securities in the last week of May and early June because yields seemed to have crested at that time as one-year bank and corporate securities yielded nearly 7.50%.

In fact, money market yields began to edge lower as June progressed and data indicated that the U.S. economy seemed to be losing steam. Because of mounting evidence pointing to moderating economic growth, few market participants were surprised when the Fed voted to leave short-term rates unchanged on June 28.


----------
|        |
|        |
| PHOTO  |  Outlook
|        |----------------------------------------------------------------------
|        |  Portfolio  Manager  Robert  Browne
|        |
----------

"We now believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood for further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary."



PORTFOLIO COMPOSTION
  Commercial Paper                               44.65%
  Other Corp. Oblg.                              30.29%
  Bank Notes                                     10.75%
  Deposit Notes - Yankee                          8.94%
  Certificates of Deposit - Euro Dollar           3.58%
  Government/Agencies                             1.19%
  Certificates of Deposit                         0.60%

Source: Prudential. Holdings are subject to change.


                        FINANCIAL HIGHLIGHTS FOR VCA-11

               INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
                                  (UNAUDITED)


                                        SIX MONTHS
                                          ENDED
                                         JUNE 30,               YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------
                                           2000      1999      1998      1997      1996      1995
===================================================================================================
INVESTMENT INCOME ....................  $ .0835   $ .1378   $ .1411   $ .1353   $ .1281    $ .1313

EXPENSES
  For investment management fee ......   (.0034)   (.0065)   (.0062)   (.0059)   (.0056)    (.0054)
  For administrative expenses
    not covered by the annual
    account charge ...................   (.0100)   (.0194)   (.0186)   (.0178)   (.0170)    (.0160)
---------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE ...........    .0701     .1119     .1163     .1116     .1055      .1099
UNIT VALUE
  Beginning of period ................   2.6608    2.5489    2.4326    2.3210    2.2155     2.1056
---------------------------------------------------------------------------------------------------
  End of period ......................  $2.7309   $2.6608   $2.5489   $2.4326   $2.3210    $2.2155
---------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE
  NET ASSETS** .......................     1.00%+     .99%      .99%      .98%      .98%       .99%
---------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS** ...............     5.27%+    4.29%     4.78%     4.73%     4.57%      5.08%
---------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  For Participants at end of period
    (000s omitted) ...................   30,502    34,100    34,882    35,757    38,315     34,136
---------------------------------------------------------------------------------------------------


*    Calculated by accumulating the actual per unit amounts daily.
**   These calculations exclude Prudential's equity in VCA-11.
+    Annualized.
The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.


                        SEE NOTES TO FINANCIAL STATEMENTS


                         FINANCIAL STATEMENTS OF VCA-11

                  STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                  (UNAUDITED)


SHORT-TERM                              PRINCIPAL                    SHORT-TERM                              PRINCIPAL
INVESTMENTS [NOTE 2]                       AMOUNT        VALUE       INVESTMENTS [NOTE 2]                       AMOUNT        VALUE
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                                                                          <C.
COMMERCIAL PAPER - 36.2%                                             Citicorp, 6.68375%#
Alltel Corp., 7.25%                                                    Medium Term Note
  7/3/2000                              $ 500,000    $ 499,698         8/2/2000                            $ 1,000,000    $ 999,998
Aon Corp., 6.60%                                                     Citicorp, 6.51%#
  7/6/2000                              2,867,000    2,851,757         Medium Term Note
Aon Corp., 6.61%                                                       8/10/2000                             1,235,000    1,234,874
  7/12/2000                             1,000,000      994,492       Conseco Finance Vehicle Trust,
Barton Capital Corp., 6.63%                                            1999-B, Cl. A, 6.81125%# Note
  7/19/2000                             1,027,000    1,018,110         1/5/2001                                817,753      817,753
Barton Capital Corp., 6.62%                                          Ford Motor Credit Co., 6.72875%#
  7/26/2000                             1,300,000    1,292,111         Medium Term Note
Black Forest Funding Corp., 6.56%                                      8/18/2000                             2,000,000    1,999,787
  7/10/2000                             1,981,000    1,970,893       General Motors Acceptance Corp.,
Clipper Receivables Corp., 6.57%                                       7.00%# Medium Term Note
  7/13/2000                             1,000,000      995,073         11/9/2000                               500,000      500,569
Coca-Cola Enterprises, Inc., 6.60%                                   Goldman Sachs Group L.P.,
  7/5/2000                                250,000      248,075         6.8275%# Private Medium Term Note
Countrywide Home Loans, 6.69%                                          5/17/2001                             3,800,000    3,800,000
  8/25/2000                             3,528,000    3,489,318       International Lease Finance, 6.625%
Dover Corp., 6.8475%#                                                  Corporate Bond
  2/28/2001                             2,000,000    2,000,000         8/15/2000                               500,000      500,451
Equitable Resources, Inc., 6.62%                                     J.P. Morgan & Co., Inc.,
  7/21/2000                             1,500,000    1,493,656         6.64125%# Medium Term Note
Forrestal Funding Master Trust, 6.15%                                  3/16/2001                             1,000,000    1,000,000
  7/7/2000                              2,883,000    2,841,136       Paccar Financial Corp., 6.08%
GTE Corp., 6.62%                                                       Medium Term Note
  7/14/2000                               881,000      877,112         7/12/2000                             1,000,000    1,000,096
GTE Corp., 6.62%                                                     Restructured Asset Security
  8/2/2000                              1,000,000      993,196         Enhanced Return, 1999-25, Cl. MM,
Sweetwater Capital Corp., 6.63%                                        6.73625%# Note
  7/24/2000                             1,836,000    1,825,180         9/6/2000                              1,000,000    1,000,000
Sweetwater Capital Corp., 6.60%                                      Short Term Repackaged
  8/21/2000                             2,000,000    1,976,900         Asset Trust, 1998-E, 6.74875%# Note
Target Corp., 6.64%                                                    8/18/2000                             1,000,000    1,000,000
  8/7/2000                              3,667,000    3,636,564       Student Loan Marketing Assoc.,
Thunder Bay Funding Corp., 6.56%                                       6.494%# Medium Term Note
  7/6/2000                              1,401,000    1,393,341         8/3/2000                              1,000,000    1,000,348
                                                    ----------       U.S. Bancorp, 6.7175%#
                                                    30,396,612         Medium Term Note
---------------------------------------------------------------        9/20/2000                             4,000,000    3,999,564
OTHER CORPORATE DEBT - 27.2%                                                                                             ----------
  (MEDIUM TERM NOTES, CORPORATE BONDS, CORPORATE                                                                         22,852,204
  NOTES)                                                             ---------------------------------------------------------------
Bank One Corp., 6.85875%#                                            OTHER BANK RELATED INSTRUMENTS - YANKEE - 12.4%
  Medium Term Note                                                     (CERTIFICATES OF DEPOSIT, TIME
  8/21/2000                             1,000,000    1,000,000         DEPOSITS, DEPOSIT NOTES)
Bank One Corp., 6.82125%#                                            Abbey National Treasury Services
  Medium Term Note                                                     PLC, 5.67% Certificate of Deposit
  11/17/2000                            2,000,000    2,000,205         7/13/2000                             3,000,000    2,998,704
CIT Group, Inc., 6.67625%#
  Medium Term Note
  7/16/2001                             1,000,000      998,559


                       SEE NOTES TO FINANCIAL STATEMENTS


                         FINANCIAL STATEMENTS OF VCA-11

                  STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                  (UNAUDITED)


SHORT-TERM                              PRINCIPAL                    SHORT-TERM                              PRINCIPAL
INVESTMENTS [NOTE 2]                       AMOUNT        VALUE       INVESTMENTS [NOTE 2]                       AMOUNT        VALUE
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                                                                          <C.
OTHER BANK RELATED INSTRUMENTS - YANKEES (CONT'D)                    OTHER CORPORATE DEBT - YANKEE - 4.2%
  Dexia Bank, 7.125% Time Deposit                                    (MEDIUM TERM NOTES)
  7/3/2000                             $3,280,000   $3,280,000       DaimlerChrysler North America
Westpac Banking Corp., 6.54%                                           Holdings Corp., 6.53%#
  Deposit Note                                                         Medium Term Note
  1/18/2001                             2,000,000    1,999,477         7/6/2000                             $2,000,000   $1,999,964
Westpac Banking Corp., 6.52%                                         Diageo Capital PLC, 6.815%#
  Deposit Note                                                         Medium Term Note
  1/29/2001                             2,200,000    2,199,393         8/24/2000                             1,500,000    1,499,988
                                                    ----------                                                           ----------
                                                    10,477,574                                                            3,499,952
---------------------------------------------------------------      ---------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS - U.S. - 11.3%                        TOTAL SHORT-TERM INVESTMENTS - 99.3%
  (CERTIFICATES OF DEPOSIT, BANK NOTES)                                (Cost: $83,414,313)                               83,414,313
Bank One, N.A., 5.70% Bank Note                                      ---------------------------------------------------------------
  7/12/2000                             1,000,000      999,601       OTHER ASSETS, LESS LIABILITIES
Comerica Bank, N.A.,                                                   Receivable for Investments Sold                    2,200,000
  6.5725%# Bank Note                                                   Interest Receivable                                  798,879
  6/7/2001                              1,000,000      999,720         Payable to Custodian                              (2,199,075)
Comerica Bank, N.A.,                                                   Payable for Pending Capital Transaction             (227,442)
  6.65625%# Bank Note                                                ---------------------------------------------------------------
  7/6/2001                              1,000,000    1,000,057       TOTAL OTHER ASSETS, LESS LIABILITIES - 0.7%            572,362
First Union National Bank,                                           ---------------------------------------------------------------
  6.96%# Bank Note                                                   NET ASSETS - 100%                                  $83,986,675
  11/13/2000                            2,800,000    2,801,431       ---------------------------------------------------------------
Morgan Guaranty Trust Co.,                                           NET ASSETS, REPRESENTING:
  5.70% Certificate of Deposit                                         Equity of Participants
  7/19/2000                               500,000      499,848           30,501,660 Accumulation Units at an
National City Bank of Cleveland,                                         Accumulation Unit Value of
  6.55%# Bank Note                                                       $2.7309                                         83,298,682
  1/31/2001                             1,700,000    1,699,526         Equity of Prudential Insurance Company
National City Bank of Cleveland,                                         of America                                         687,993
  6.73% Bank Note                                                                                                       -----------
  2/9/2001                              1,500,000    1,499,565                                                          $83,986,675
                                                     ---------       ---------------------------------------------------------------
                                                     9,499,748       # Indicates a Variable Rate Security. Rate shown is rate in
---------------------------------------------------------------      effect at June 30, 2000.
COMMERCIAL PAPER - YANKEE - 8.0%                                     AG - Aktiengesellschaft (German Stock Co.)
BASF AG, 6.60%                                                       N.A. - National Association
  8/28/2000                             1,000,000      989,000       PLC - Public Limited Company
Bradford & Bingley                                                   L.P. - Limited Partnership
  Building Society, 6.65%
  9/8/2000                              2,751,000    2,714,920
Brahms Funding Corp., 6.705%
  7/28/2000                             1,000,000      992,736
Northern Rock PLC, 6.60%
  7/14/2000                             2,000,000    1,991,567
                                                     ---------
                                                     6,688,223
---------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11

                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

--------------------------------------------------------------------------------
SIX MONTHS ENDED                                                  JUNE 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
  Interest                                                           $2,660,516
  Realized Gain on Investment Transactions                                1,110
--------------------------------------------------------------------------------
TOTAL INCOME                                                          2,661,626
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment
    Management Services                                                 106,021
  Fees Charged to Participants for Administrative
    Expenses                                                            318,064
--------------------------------------------------------------------------------
TOTAL EXPENSES 424,085
--------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET
  ASSETS RESULTING FROM OPERATIONS                                   $2,237,541
================================================================================


                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

---------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED              YEAR ENDED
                                                 JUNE 30, 2000       DECEMBER 31, 1999
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $2,237,541           $3,917,917
---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In
    [Note 6 and 7]                                 73,395,122          109,601,188
  Withdrawals and Transfers Out
    [Note 6 and 7]                                (83,043,351)        (111,670,643)
  Annual Account Charges Deducted from
    Participants' Accounts  [Note 4]                   (5,547)             (47,735)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS              (9,653,776)          (2,117,190)
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS [NOTE 8]                                   18,203               68,215
---------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (7,398,032)           1,868,942
  NET ASSETS
    Beginning of Period                            91,384,707           89,515,765
    End of Period                                 $83,986,675          $91,384,707
=======================================================================================


                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1: GENERAL

        The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consisent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.  VALUATION OF SHORT-TERM INVESTMENTS
        Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

        B.  INCOME RECOGNITION
        Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        C.  TAXES
        The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3: EXPENSES
        Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4: ANNUAL ACCOUNT CHARGE
        An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTE 5: DEFERRED SALES CHARGE
        A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the six months ended June 30, 2000 and the year ended December 31, 1999, Prudential has advised the Account that they received deferred sales charges of $2,877 and $ 2,716, respectively.

NOTE 6: UNIT TRANSACTIONS
        The number of Units issued and redeemed for the six months ended June 30, 2000 and the year ended December 31, 1999 is as follows:

                                              2000           1999
             ----------------------------------------------------
             Units issued               27,238,953     42,139,173
             ----------------------------------------------------
             Units redeemed             30,836,835     42,927,959
             ----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-11 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 7: PARTICIPANT LOANS
        Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the six months ended June 30, 2000, $391,317 in participant loans were withdrawn from VCA-11 and $190,861 of principal and interest was repaid to VCA-11. For the year ended December 31, 1999, $727,717 in participant loans were withdrawn from VCA-11 and $295,519 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended June 30, 2000, Prudential has advised the Account that it received $3,792 in loan origination fees.

NOTE 8: NET INCREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase in net assets from surplus for the six months ended June 30, 2000 represents the net payments and transfers from the Equity of Prudential into VCA-11.

================================================================================

                         THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

          JOHN R.STRANGFELD                       W.SCOTT MCDONALD, JR., PH.D.
          Chairman,                               Vice President,
          The Prudential Series Fund, Inc.        Kaludis Consulting Group
          The Prudential Variable Contract
               Accounts 10;11

          SAUL K. FENSTER, PH.D.                  JOSEPH WEBER,PH.D.
          President,                              Vice President,
          New Jersey Institute of Technology      Interclass (international
                                                  corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:


                                     [phone]
                                  (800)778-2255
                          8 A.M.- MIDNIGHT EASTERN TIME


If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                     [phone]
                                  (800)458-6333
                           8 A.M.- 8 P.M.EASTERN TIME


================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S.dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.


The Prudential Insurance Company of America                         ------------
30 Scranton Office Park                                              PRSRT.STD.
Scranton, PA 18507-1789                                             U.S. POSTAGE
(800) 458-6333                                                          PAID
                                                                      SUMMIT NJ
                                                                    Permit # 657
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UNION BUG                     Printed in the U.S.A.               MD.RS.007.0700
  M1095                        on recycled paper.          INST-20000915-A004795